UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re General DataComm, Inc.                    Case No. 01-11102
                                               Reporting Period: December 2001

                               MONTHLY OPERATING REPORT

                File with Court and submit copy to United States
                    Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           X
     Bank Reconciliation (or copies of debtor's
       bank reconciliations                     MOR-1 (CON'T)   X
     Copies of bank statements                                  X
     Cash disbursements journals                                X
Statement of Operations                         MOR-2           X
Balance Sheet                                   MOR-3           X
Status of Postpetition Taxes                    MOR-4           X
    Copies of IRS Form 6123 or payment receipt                  X
    Copies of tax returns filed during reporting period        N/A
Summary of Unpaid Postpetition Debts            MOR-4           X
    Listing of aged accounts payable                            X
Accounts Receivable Reconciliation and Aging    MOR-5           X
Debtor Questionnaire                            MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  2/27/02
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re General DataComm, Inc.                    Case No. 01-11102
          Debtor                                Reporting Period: December 2001

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH     2,284      6       0       0               2,290         (178)             186        8
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES                                                                 0            0                0        0
ACCOUNTS RECEIVABLE          2,060                                      2,060            0            5,974    3,577
LOANS AND ADVANCES                                                          0        5,810               10    5,810
SALE  OF  ASSETS                                                            0            0                0        0
TRANSFERS FROM OPERATING
  ACCT                                708                                 708            0              708    1,110
OTHER                         746      10                                 756            0              756        0
TRANSFERS  (FROM  DIP ACCTS)  696                                         696            0              950      722

-----------------------------------------------------------      --------------------------     --------------------------
    TOTAL  RECEIPTS         3,502     718       0       0               4,220        5,810            8,398   11,219
-----------------------------------------------------------      --------------------------     --------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     --------------------------
NET PAYROLL                   708     522                               1,230          779            1,815    1,600
PAYROLL TAXES                         186                                 186            0              468        0
SALES, USE, & OTHER TAXES                                                   0          118                0      202
INVENTORY PURCHASES         1,951                                       1,951        2,278            2,664    4,233
SECURED/RENTAL/LEASES                                                       0           10                0      158
INSURANCE                     167                                         167          325              274      635
ADMINISTRATIVE                                                              0            0                0        0
SELLING                                                                     0            0                0        0
UTILITIES                                                                   0          388               29      534
INTEREST                                                                    0            0                0      264
LOAN PAYMENTS                 758                                         758        1,107              758    2,490
OTHER  (ATTACH  LIST)         282                                         282        1,000              640    1,409

OWNER DRAW *                                                                0            0                0        0
TRANSFERS (TO DIP ACCTS)                                                    0            0                0       75

PROFESSIONAL FEES                                                           0            0                0        0
U.S. TRUSTEE QUARTERLY FEES                                                 0            0                0        0
COURT COSTS                                                                 0            0                0        0
OUTSTANDING CHECKS            115      40                                 155            0              155        0
-----------------------------------------------------------      ---------------------------    ------------------------
TOTAL DISBURSEMENTS         3,981     748         0       0             4,729        6,005            6,803   11,600
-----------------------------------------------------------      ---------------------------    ------------------------
NET CASH FLOW                (479)    (30)        0       0              (509)        (195)           1,595     (381)
(RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      ---------------------------     -----------------------
CASH - END OF MONTH         1,805     (24)        0       0             1,781         (373)         1,781       (373)
------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

Reconciliation of Final Cash Balance:

  General DataComm Inc. MOR:
     Manual Payroll Account           1
     Auto Payroll Account           (25)
     Manual Deposit Account           4
     Petty Cash                       2
     Canada - Bank of Montreal       36
                                  -----
                                     18
  General DataComm Industries MOR:
     American National Bank          19
     Outstanding Checks            (155)
     Bank of New York             1,899
                                  -----
                                  1,763
                                  -----
  Total Cash Reported Above:      1,781
                                  =====

                                                                     FORM MOR-1

In re General DataComm, Inc.                   Case No. 01-11102
         Debtor                                Reporting Period: December 2001

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS
------------------------------------------------------------------------------
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re General DataComm, Inc.                      Case No. 01-11102
               Debtor                         Reporting Period.: December 2001

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                              Cumulative
REVENUES                                          Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                    $4,412        $5,235
Less:  Returns and Allowances
Net Revenue                                       $4,412        $5,235
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory                                5,316         5,291
Add: Purchases                                     1,382         1,369
Add: Cost of Labor                                    11           130
Add: Other Costs (attach schedule)                  -128           511
Less: Ending Inventory                             4,926         4,926
Cost of Service                                    1,655         2,375
-------------------------------------------------------------------------------
Gross Profit                                       2,757         2,860
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising                                           0              1
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                          -10            123
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                              44             66
Rent and Lease Expense                                              12
Salaries/Commissions/Fees                           424            957
Supplies                                              2             -1
Taxes - Payroll                                      24             53
Taxes - Real Estate                                  10             20
Taxes - Other                                         8             16
Travel and Entertainment                              5             21
Utilities                                           -15             77
Other (attach schedule)                             525            559
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation      1,017          1,904
-------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                  10             22
-------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses  1,730            934
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)
Interest Expense                                    649          1,045
Other Expense (attach schedule)                     288            311
-------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items       793           -422
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees                                   550            550
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses                      550             550
Income Taxes                                         3              45
-------------------------------------------------------------------------------
Net Profit (Loss)                                 $240         ($1,017)
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                   FORM MOR-2

In re General DataComm, Inc.                   Case No. 01-11102
           Debtor                              Reporting Period: December 2001


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses
  Allocated Expense                                57           58
  Communications                                   25           -1
  Outside Services                                381          381
  Freight                                          10           13
  Misc.                                            52          108
------------------------------------------------------------------------------
                                                  525          559
------------------------------------------------------------------------------
Other Income
------------------------------------------------------------------------------
Other Expenses                                    288          311
------------------------------------------------------------------------------

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization  Items - Interest  Earned on  Accumulated  Cash from  Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  General DataComm, Inc.                 Case No.  01-11102
              Debtor                          Reporting Period:  December 2001

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF       BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents               18                      191
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                     5,364                   5,609
Notes Receivable
Inventories                                   4,926                   5,291
Prepaid Expenses                                291                      24
Professional Retainers
Other Current Assets (attach schedule)           32                     284
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                        $10,631                 $11,399
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
Machinery and Equipment                      88,207                  92,280
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                87,735                  91,095
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                  $   472                 $ 1,185
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)                    0                     124
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $     0                 $   124
-------------------------------------------------------------------------------
TOTAL ASSETS                                $11,103                 $12,708
-------------------------------------------------------------------------------


                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable                               -118                       0
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                   112
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees                               550
Amounts Due to Insiders*                          3
Other Postpetition Liabilities
    (attach schedule)                           434
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                 $981                     $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt
Priority Debt
Unsecured Debt (1)                          252,851                 253,987
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES (1)         $252,851                $253,987
-------------------------------------------------------------------------------
TOTAL LIABILITIES                          $253,832                $253,987
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock                                 7,588                   7,588
Additional Paid-In Capital                   72,915                  72,915
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition           -322,215                -322,215
Retained Earnings - Post-Petition            -1,017
Adjustments to Owner Equity
  (attach schedule)- FCT                          0                     433
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                          ($242,729)              ($241,279)
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       $ 11,103                $ 12,708
==============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3
(1) Includes intercompany payables of $213,880 in current month and $216,848 as of peition date.

In re: General DataComm, Inc.                      Case No. 01-11102
               Debtor                          Reporting Period: December 2001


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Tax Receivable                                173                     384
  Other                                        -141                    -100
-------------------------------------------------------------------------------
Other Assets
  Other Long Term Assets                          0                     124

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities
  Accrued Taxes                                 158
  Accrued Income Tax                            180
  Other                                          96

Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
               Debtor                          Reporting Period: December 2001

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


----------------------------------------------------------------------------------------------------
                      Beginning   Amount                                                  Ending
                        Tax       Withheld    Amount    Date                    Check No.    Tax
                      Liability   or Accrued   Paid     Paid                     or EFT   Liability
----------------------------------------------------------------------------------------------------
Federal
----------------------------------------------------------------------------------------------------
Withholding             0           88         88   12/5, 12/12, 12/19, 12/26     EFT           0
FICA-Employee           0           38         38   12/5, 12/12, 12/19, 12/26     EFT           0
FICA-Employer           0           38         38   12/5, 12/12, 12/19, 12/26     EFT           0
Unemployment            0            0          0   12/5, 12/12, 12/19, 12/26     EFT           0
Income                  0            0          0                                               0
Other:                  0            0          0                                               0
----------------------------------------------------------------------------------------------------
 Total Federal Taxes    0          164        164                                               0
----------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------
Withholding             0           21         21   12/5, 12/12, 12/19, 12/26     EFT           0
Sales                   0            0          0   12/5, 12/12, 12/19, 12/26     EFT           0
Excise                  0            0          0   12/5, 12/12, 12/19, 12/26     EFT           0
Unemployment            0            1          1   12/5, 12/12, 12/19, 12/26     EFT           0
Real Property           0            0          0                                               0
Personal Property       0            0          0                                               0
Other:                  0            0          0                                               0
----------------------------------------------------------------------------------------------------
 Total State and Local  0           22         22                                               0
----------------------------------------------------------------------------------------------------
Total Taxes             0          186        186                                               0
----------------------------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
            Debtor                             Reporting Period: December 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                                  5,345
+ Amounts billed during the period                                      4,880
- Amounts collected during the period                                  -2,178
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            8,047
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                         5,883
31 - 60 days old                                                          774
61 - 90 days old                                                          373
91+ days old                                                            1,017
Total Accounts Receivable                                               8,047
Amount considered uncollectible (Bad Debt)                                555
Additional Reserves                                                     2,128
Accounts Receivable (Net)                                               5,364
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any  assets  been  sold or  transferred
   outside  the  normal  course of business this reporting
   period? If yes, provide an explanation below.                           X

2. Have any  funds  been  disbursed  from any  account
   other  than a debtor in possession  account this
   reporting period? If yes, provide an explanation below.                 X

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                                    X(A)

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                           X

--------------------------------------------------------------------------------
(A) There is a pre-petition property tax return which was originally due on November 1, 2001. The Company intends to file this return in February/March 2002 timeframe.
                                                                      FORM MOR-5
                                                                          (9/99)